UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) June 10, 2005

                             JOHN H. HARLAND COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
                 (State or Other Jurisdiction of Incorporation)

                     1-06352                    58-0278260
           (Commission File Number) (IRS Employer Identification No.)

                  2939 Miller Road, Decatur, Georgia       30035
               (Address of Principal Executive Offices) (Zip Code)

                                 (770) 981-9460
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
          (Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))


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This Amendment No. 1 on Form 8-K/A (this "Amendment") is being filed by John H.
Harland Company, a Georgia corporation ("Harland" or the "Company"), to amend the Registrant's Current Report on Form 8-K dated June 10, 2005, filed with the Securities and Exchange Commission (the "SEC") on June 15, 2005 (the "Initial Report"). This Amendment and the Initial Report relate to the acquisition of substantially all the assets and operations of Liberty Enterprises, Inc. ("Liberty") on June 10, 2005.

Pursuant to the instructions to Item 9.01 of Form 8-K, the Registrant is filing this Amendment (not later than 71 days after the date that the Initial Report was required to be filed) in order to include the financial statements of businesses acquired and the pro forma financial information required with respect to the acquisition of Liberty. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01, as amended, is set forth below.

ITEM 9.01. Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

         The audited financial statements of Liberty as of and for the year ended December 31, 2004 are attached hereto as Exhibit 99.1 and incorporated herein by reference:

         The following is a list of unaudited financial statements for Liberty which are attached hereto as Exhibit 99.2 and incorporated herein by reference:

                  Unaudited Consolidated Balance Sheets as of March 31, 2005
                      and December 31, 2004
                  Unaudited Consolidated Statements of Income for the Three
                      Months Ended March 31, 2005 and March 31, 2004 Unaudited
                  Consolidated Statements of Cash Flows for the Three Months
                      Ended March 31, 2005 and March 31, 2004
                  Notes to Unaudited Consolidated Financial Statements

(b)      Pro Forma Financial Information

         The following is a list of pro forma consolidated financial information pertaining to the Company and Liberty which is attached hereto as
         Exhibit 99.3 and incorporated herein by reference:

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of April
               1, 2005
         Unaudited Pro Forma Condensed Consolidated Statement of Income for the
               Three Months Ended April 1, 2005
         Unaudited Pro Forma Condensed Consolidated Statement of Income for the
               Year Ended December 31, 2004
         Notes to Unaudited Pro Forma Consolidated Financial Statements

(c) Exhibits

     23.1     Consent of Grant Thornton LLP
     99.1     Audited Financial Statements of Liberty Enterprises, Inc.
     99.2     Unaudited Financial Statements of Liberty
     99.3 Unaudited Pro Forma Financial Statements pertaining to the Company and Liberty.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

John H. Harland Company

Date:  August 26, 2005       By: /s/ J. Michael Riley
                              -------------------------------
                              J. Michael Riley
                              Vice President and Controller
                              (Principal Accounting Officer)



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Exhibits Index

Exhibit Number    Description of the Exhibit

     23.1         Consent of Grant Thornton LLP
     99.1         Audited Financial Statements of Liberty Enterprises, Inc.
     99.2         Unaudited Financial Statements of Liberty
     99.3 Unaudited Pro Forma Financial Statements pertaining to the Company and Liberty.


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